UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

Birdbill, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-205792	30-0874679
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 1715, 17/F, Pacific Trade Centre 2Kai Hing Road Kowloon Bay, Kowloon, Hong Kong
(address of principal executive offices)

(852) 2723-8178
(registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Birdbill, Inc. (the "Company") filed a Certificate of Amendment with the Nevada Secretary of State to amend the capitalization section of its Articles of Incorporation.  The Certificate of Amendment was processed and deemed effective by the Nevada Secretary of State on May 16, 2016.

Item 9.01 Financial Statements and Exhibits

Exhibits
3.1 Certificate of Amendment, stamped by Nevada Secretary of State, effective May 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRDBILL, INC.

Dated: May 19, 2016	/s/ Leung Ying Wai
Leung Ying Wai
Chief Executive Officer